UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 9, 2006
                           ---------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



          Virginia                  000-49929                 82-0545425
  ------------------------       ----------------       ----------------------
      (State or other              (Commission              (IRS Employer
        jurisdiction               File Number)           Identification No.)
      of incorporation)



           1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On June 9, 2006, Access National Corporation issued a press release announcing the filing with the Securities and Exchange Commission (the "Commission") of a registration statement on Form S-1 for a proposed public offering of common stock.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The registration statement has not been declared effective by the Commission. The securities offered by the registration statement may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


Item 9.01      Financial Statements and Exhibits.

(a)   -   Not applicable.

(b)   -   Not applicable.

(c)   -   Not applicable.

(d)       Exhibits.

          Exhibit 99.1       Press Release, dated June 9, 2006.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACCESS NATIONAL CORPORATION
                                                 (Registrant)


Date: June 9, 2006                   By:   /s/  Michael W. Clarke
                                        ----------------------------------------

                                     Name:   Michael W. Clarke
                                     Title:  President & Chief Executive Officer